UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): October 26, 2004


                            O'REILLY AUTOMOTIVE, INC.
             (Exact Name of Registrant as Specified in Its Charter)


         Missouri                                      44-0618012
--------------------------------------------------------------------------------
(State or Other Jurisdiction                  (IRS Employer Identification No.)
     of Incorporation)

                                233 S. Patterson
                           Springfield, Missouri 65802
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices)(Zip Code)


                                  417-862-6708
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                (Not Applicable)
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-d(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240-13e-4(c))

Section 2 - Financial Information
Item 2.02  Results of Operations and Financial Condition.

On October 26, 2004, O'Reilly Automotive, Inc. issued a press release announcing thrid quarter earnings. The text of the press release is attached hereto as
Exhibit 99.1.


Section 7 - Regulation FD
ITEM 7.01. REGULATION FD DISCLOSURE

On October 26, 2004, O'Reilly Automotive, Inc. issued a press release announcing thrid quarter earnings. The text of the press release is attached hereto as
Exhibit 99.1.

Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits

Exhibit
Number         Description
------         -----------------------------------------------------------------

 99.1          Press Release dated October 26, 2004

The information in this Current Report on Form 8-K, including the exhibit hereto, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 28, 2004
                                     O'REILLY AUTOMOTIVE, INC.

                                     By:/s/ James R. Batten
                                     -------------------------------------------
                                     James R. Batten
                                     Executive Vice President of Finance
                                      Chief Financial Officer and Treasurer
                                      (principal financial officer)

FOR IMMEDIATE RELEASE

For further information contact:                              David O'Reilly
                                                              James R. Batten
                                                              (417) 862-3333
________________________________________________________________________________

         O'REILLY AUTOMOTIVE, INC. REPORTS RECORD THIRD QUARTER RESULTS
                             11.8% OPERATING MARGIN
________________________________________________________________________________

Springfield, MO, October 26, 2004 -- O'Reilly Automotive, Inc. ("O'Reilly" or "the Company") (Nasdaq: ORLY) today announced record revenues and earnings for the third quarter of 2004, representing 44 quarters of record revenues and earnings for O'Reilly since becoming a public company in April 1993.

Net income for the third quarter ended September 30, 2004, totaled $33.2 million, up 12.6% from $29.5 million for the same period a year ago. Diluted earnings per share for the third quarter of 2004 increased 11.1% to $0.60 on
55.8 million shares compared to $0.54 for the third quarter of 2003 on 54.9 million shares. Product sales for the third quarter ended September 30, 2004, totaled $455.2 million, up 10.4% from $412.2 million for the same period a year ago. Gross profit for the third quarter of 2004 increased to $195.8 million (or 43.0% of product sales) from $175.7 million (or 42.6% of product sales) for the same period a year ago, representing an increase of 11.5%.

Net income for the first nine months of 2004 totaled $93.0 million, up 22.1% from $76.2 million for the same period a year ago. Diluted earnings per common share for the first nine months of 2004 increased 19.3% to $1.67 on 55.6 million shares compared to $1.40 a year ago on 54.3 million shares. Product sales for the first nine months of 2004 totaled $1.29 billion, up 13.0% from $1.14 billion for the same period a year ago. Gross profit for the first nine months of 2004 increased to $552.9 million (or 42.7% of product sales) from $482.3 million (or 42.1% of product sales) for the same period a year ago, representing an increase of 14.6%.

Comparable store product sales for stores open at least one year increased 3.4% and 6.2% for the third quarter and first nine months of 2004, respectively.

"We are very pleased with the company's performance this past quarter, particularly in light of the aftermarket's continued relative softness in sales and with the challenging circumstances that many of our stores in the southeast faced with the hurricane season," said David O'Reilly, co-chairman and chief executive officer. "Team O'Reilly fired on all eight cylinders throughout the quarter achieving a 3.4% comparable store sales increase and opening 35 new stores, driving a net income increase of 12.6%".

The Company will host a conference call Wednesday, October 27, 2004, at 10:00 a.m. central time to discuss its results, as well as future expectations. The call will be available by web cast at www.oreillyauto.com, www.vcall.com or www.streetevents.com. Investors may listen to the conference call live on the Company's web site, www.oreillyauto.com, by clicking "News". A replay will also be available on the web site shortly after the call.

O'Reilly Automotive, Inc. is one of the largest specialty retailers of automotive aftermarket parts, tools, supplies, equipment and accessories in the United States, serving both the do-it-yourself and professional installer markets. Founded in 1957 by the O'Reilly family, the Company operated 1,205 stores within the states of Alabama, Arkansas, Florida, Georgia, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Mississippi, Missouri, Nebraska, North Carolina, Oklahoma, Tennessee, Texas and Virginia as of September 30, 2004.

The Company claims the protection of the safe-harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These statements discuss, among other things, expected growth, store development and expansion strategy, business strategies, future revenues and future performance. These forward-looking statements are based on estimates, projections, beliefs and assumptions and are not guarantees of future events and results. Such statements are subject to risks, uncertainties and assumptions, including, but not limited to, competition, product demand, the market for auto parts, the economy in general, inflation, consumer debt levels, governmental approvals, our ability to hire and retain qualified employees, risks associated with the integration of acquired businesses, weather, terrorist activities, war and the threat of war. Actual results may materially differ from anticipated results described in these forward-looking statements. Please refer to the Risk Factors sections of the Company's Form 10-K for the year ended December 31, 2003, for more details.

                   O'REILLY AUTOMOTIVE, INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                      (In thousands, except per share data)

                                                  September 30,    December 31,
                                                      2004            2003
                                                  ------------    ------------
                                                   (Unaudited)       (Note)
Assets
Current assets:
   Cash and cash equivalents                       $    83,619     $    21,094
   Accounts receivable, net                             61,493          52,235
   Amounts receivable from vendors, net                 44,276          50,695
   Inventory                                           612,699         554,309
   Deferred income taxes                                 5,854           4,753
   Other current assets                                  6,143           4,399
                                                  ------------    ------------
         Total current assets                          814,084         687,485

Property and equipment, at cost                        747,749         626,142
Accumulated depreciation and amortization              208,080         177,084
                                                  ------------    ------------
         Net property and equipment                    539,669         449,058

Notes receivable, less current portion                  22,082          24,313
Other assets, net                                       29,493          26,736
                                                  ------------    ------------
Total assets                                       $ 1,405,328     $ 1,187,592
                                                  ============    ============

Liabilities and shareholders' equity
Current liabilities:
   Income taxes payable                            $    17,128     $     6,872
   Accounts payable                                    268,153         176,513
   Accrued payroll                                      15,415          17,307
   Accrued benefits and withholdings                    36,979          27,368
   Other current liabilities                            26,032          16,883
   Current portion of long-term debt                       592             925
                                                  ------------    ------------
          Total current liabilities                    364,299         245,868

Long-term debt, less current portion                   100,469         120,977
Deferred income taxes                                   38,120          29,448
Other liabilities                                        7,770           7,014

Shareholders' equity:
   Common stock, $0.01 par value:
      Authorized shares - 90,000,000
      Issued and outstanding shares -
        55,208,493 at September 30, 2004,
        and 54,664,976 at December 31, 2003                552             547
   Additional paid-in capital                          320,050         302,691
   Retained earnings                                   574,068         481,047
                                                  ------------    ------------
Total shareholders' equity                             894,669         784,285
                                                  ------------    ------------
Total liabilities and shareholders' equity         $ 1,405,328     $ 1,187,592
                                                  ============    ============

Note: The balance sheet at December 31, 2003, has been derived from the audited consolidated financial statements at that date, but does not include all of the information and footnotes required by accounting principles generally accepted in the United States for complete financial statements.

                   O'REILLY AUTOMOTIVE, INC. AND SUBSIDIARIES
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                   (Unaudited)
                      (In thousands, except per share data)

                                                  Three Months Ended           Nine Months Ended
                                                      September 30,                September 30,
                                              --------------------------    --------------------------
                                                  2004           2003           2004           2003
                                              -----------    -----------    -----------    -----------
Product sales                                 $   455,162    $   412,182    $ 1,293,623    $ 1,144,769
Cost of goods sold, including
  warehouse and distribution expenses             259,314        236,529        740,679        662,457
                                              -----------    -----------    -----------    -----------
Gross profit                                      195,848        175,653        552,944        482,312
Operating, selling, general and
   administrative expenses                        142,039        127,291        402,798        355,883
                                              -----------    -----------    -----------    -----------
Operating income                                   53,809         48,362        150,146        126,429
Other expense, net                                   (791)        (1,179)        (1,675)        (4,594)
                                              -----------    -----------    -----------    -----------
Income before income taxes                         53,018         47,183        148,471        121,835
Provision for income taxes                         19,775         17,650         55,450         45,650
                                              -----------    -----------    -----------    -----------
Net income                                    $    33,243    $    29,533    $    93,021    $    76,185
                                              ===========    ===========    ===========    ===========
Net income per common share                   $      0.60    $      0.55    $      1.69    $      1.42
                                              ===========    ===========    ===========    ===========
Net income per common share
  - assuming dilution                         $      0.60    $      0.54    $      1.67    $      1.40
                                              ===========    ===========    ===========    ===========
Weighted-average common shares outstanding         55,140         54,090         54,923         53,711
                                              ===========    ===========    ===========    ===========
Adjusted weighted-average common shares
  outstanding - assuming dilution                  55,778         54,864         55,627         54,282
                                              ===========    ===========    ===========    ===========

                   O'REILLY AUTOMOTIVE, INC. AND SUBSIDIARIES
                         SELECTED FINANCIAL INFORMATION
                                   (Unaudited)

                                                      September 30,
                                                -----------------------
                                                   2004          2003
                                                ----------    ---------
Inventory turnover (1)                                1.65         1.64
Inventory turnover, net of payables (2)               2.61         2.16

AP to inventory (3)                                   43.8%        28.7%
Debt-to-capital (4)                                   10.2%        12.9%
Return on equity (5)                                  14.2%        13.8%
Return on assets (6)                                   9.2%         9.0%

Square footage (in thousands)                        8,016        7,082

Store count:
  New stores, net (three months ended)                  35           33
  Total stores                                       1,205        1,074

Total employment                                    17,320       15,660


                                                          Three Months Ended
                                                              September 30,
                                                        ----------------------
                                                           2004         2003
                                                        ---------    ---------
Other information (in thousands):
  Capital expenditures                                  $  44,472    $  32,448
  Depreciation & amortization                           $  12,512    $  10,651
  Interest expense                                      $   1,542    $   1,546
  Lease & rental expense                                $   8,478    $   8,559

Sales per weighted-average square foot (7)              $   56.65    $   57.63

Sales per weighted-average store (in thousands) (8)     $     376    $     380


(1) Calculated as cost of sales for the last 12 months divided by average inventory. Average inventory is calculated as the simple average of beginning and ending inventory for the same period used in determining the numerator.

(2) Calculated as cost of sales divided by average inventory less accounts payable. Average inventory is calculated as the simple average of beginning and ending inventory for the same period used in determining the numerator.

(3)  Accounts payable divided by inventory.

(4) The sum of long-term debt and current portion of long-term debt, divided by the sum of long-term debt, current portion of long-term debt and total shareholders' equity.

(5) Last 12 months net income divided by average shareholders' equity. Average shareholders' equity is calculated by taking a simple average of the beginning and ending shareholders' equity for the same period used in determining the numerator.

(6) Last 12 months net income divided by average total assets. Average total assets is calculated by taking a simple average of the beginning and ending total assets for the same period used in determining the numerator.

(7) Total sales less jobber sales, divided by weighted-average square feet. Weighted-average sales per square foot is weighted to consider the approximate dates of store openings or expansions.

(8)  Total  sales  less  jobber  sales,  divided  by  weighted-average   stores.
     Weighted-average sales per store is weighted to consider the approximate dates of store openings or expansions.
